UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2026

Martin Marietta Materials, Inc.

(Exact name of Registrant as Specified in Its Charter)

North Carolina	001-12744	56-1848578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4123 Parklake Avenue
Raleigh, North Carolina		27612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (919) 781-4550

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	MLM	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 4, 2026, Martin Marietta Materials, Inc. (the “Company”) announced that the Company has promoted Michael J. Petro to Executive Vice President, Chief Financial Officer.

In connection with his promotion to the role of Executive Vice President, Chief Financial Officer, the Company and Mr. Petro executed an employment agreement (the “Employment Agreement”) and an amended and restated employment protection agreement (the “Employment Protection Agreement”). Pursuant to the Employment Agreement, Mr. Petro’s base salary will be $750,000, his target annual incentive award will be 100% of base salary, his target long-term incentive award will be 260% of base salary, and he will receive a one-time grant of restricted stock units with a grant date value of $5,000,000, which will vest ratably on the sixth, seventh, and eighth anniversaries of the grant date, subject to Mr. Petro’s continued employment through such date and the other terms and conditions applicable to ordinary course grants of restricted stock units to the Company’s executive officers. The Employment Agreement provides that in the event of a termination by the Company without cause or by Mr. Petro for good reason, Mr. Petro is entitled to a severance amount equal to three times the sum of his base salary and target bonus, continued medical and dental benefits for up to three years, and continued vesting of his outstanding equity awards. The Employment Agreement includes a three-year post-termination, non-competition, non-solicitation, and confidentiality covenant. The Employment Protection Agreement, which aligns with the Company’s Employment Protection Agreements provided to other executive officers, provides for severance benefits upon a qualifying termination following a change of control of the Company equal to three times Mr. Petro’s annual compensation (defined as base salary and the highest annual bonus paid in the preceding five years) and continuation of benefits for 36 months.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARTIN MARIETTA MATERIALS, INC. (Registrant)

Date: August 4, 2026	By:	/s/ George F. Schoen
George F. Schoen, Executive Vice President, General Counsel and Corporate Secretary